Exhibit 3(ii)
                                    BYLAWS OF
                              EVOLUTION U.S., INC.

                                    ARTICLE I
                                     OFFICES
                                     -------

     The principal office of the corporation shall be located at its principal place of business or such other place as the Board of Directors (the "Board") may designate. The corporation may have such other offices, either within or without the State of Washington, as the Board may designate or as the business of the corporation may require from time to time.

                                   ARTICLE II
                                  SHAREHOLDERS
                                  ------------

     2.1     Meeting.  The  annual  meeting of the shareholders shall be held on
             -------
the second Tuesday of June of each year at 10:00 a.m., for the purpose of electing directors and officers and transacting such business as may properly come before the meeting. If the day fixed for the annual meeting is a legal holiday at the place of the meeting, the meeting shall be held on the next succeeding business day. If the annual meeting is not held on the date designated therefor, the Board shall cause the meeting to be held as soon thereafter as may be convenient.

     2.2     Special  Meetings.  The Chief Executive Officer, the President, the
             -----------------
Board, or the holders of not less than one-fifth of all the outstanding shares of the corporation entitled to vote at the meeting may call special meetings of the shareholders for any purpose.

     2.3     Meetings  by  Telephone.  Shareholders may participate in a meeting
             -----------------------
of the shareholders by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     2.4.     Place  of  Meeting.  All  meetings  shall be held at the principal
              ------------------
office of the corporation or at such other place within or without the State of Washington designated by the Board, by any persons entitled to call a meeting or by a waiver of notice signed by all of the shareholders entitled to vote at the meeting.

     2.5     Notice of Meeting.  The Chief Executive Officer, the President, the
             -----------------
Secretary, the Board, or shareholders calling an annual or special meeting of shareholders as provided for herein, shall cause to be delivered to each shareholder entitled to notice of or to vote at the meeting either personally or by mail or facsimile transmission, not less than ten (10) nor more than fifty
(50) days before the meeting, written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. At any time, upon written request of the holders of not less than one-sixth of all of the outstanding shares of the corporation entitled to vote at the meeting, it shall be the duty of the Secretary to give notice of a special meeting of shareholders to be held on such date and at such place and time as the Secretary may fix, not less than ten (10) nor more than thirty-five (35) days after receipt of said request, and if the Secretary shall neglect or refuse to issue such notice, the person making the request may do so and may fix the date for such meeting. If such notice is mailed, it shall be deemed delivered when deposited in the official government mail properly addressed to the shareholder at his or her address as it appears on the stock transfer books of the corporation with postage prepaid. If the notice is telegraphed, it shall be deemed delivered when the telegram is delivered to the telegraph company. If the notice is transmitted by facsimile, it shall be deemed delivered when received.

     2.6     Waiver  of  Notice.  Whenever any notice is required to be given to
             ------------------
any shareholder under the provisions of these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

     2.7     Fixing  of  Record  Date  for  Determining  Shareholders.  For  the
             --------------------------------------------------------
purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board may fix in advance a date as the record date for any such determination. Such record date shall be not more than fifty (50) days, and in case of a meeting of shareholders, not less than ten
(10) days prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of shareholders entitled to vote at a meeting or to receive payment of a dividend, the date and hour on which the notice of meeting is mailed or on which the resolution of the Board declaring such dividend is adopted, as the case may be, shall be the record date and time for such determination. Such a determination shall apply to any adjournment of the meeting.

     2.8     Voting  Record.  At  least  ten  (10)  days  before each meeting of
             --------------
shareholders, a complete record of the shareholders entitled to vote at such meeting, or any adjournment thereof, shall be made, arranged in alphabetical order, with the address of and number of shares held by each shareholder. This record shall be kept on file at the registered office of the corporation for ten
(10) days prior to such meeting and shall be kept open at such meeting for the inspection of any shareholder.

     2.9     Quorum.  A  majority  of  the outstanding shares of the corporation
             ------
entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. If less than one hundred percent of the outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called.

     2.10     Manner of Acting.  If a quorum is present, the affirmative vote of
              ----------------
a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act.

     2.11     Proxies.  A  shareholder  may vote by proxy executed in writing by
              -------
the shareholder or by his or her attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. A proxy shall become invalid eleven months after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.

     2.12     Voting  of  Shares.  Each  outstanding share entitled to vote with
              ------------------
respect to the subject matter of an issue submitted to a meeting of shareholders shall be entitled to one vote upon each such issue.

     2.13     Voting  for  Directors.  Each  shareholder  entitled to vote at an
              ----------------------
election of directors may vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are directors to be elected and for whose election such shareholder has a right to vote, or, unless otherwise provided in the Articles of Incorporation, each such shareholder may cumulate his or her votes by distributing among one or more candidates as many votes as are equal to the number of such directors multiplied by the number of his or her shares.

     2.14     Action  by Shareholders Without a Meeting.  Any action which could
              -----------------------------------------
be taken at a meeting of the shareholders may be taken without a meeting if a written consent setting forth the action so taken is signed by all shareholders entitled to vote with respect to the subject matter thereof. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the shareholders.

                                   ARTICLE III
                               BOARD OF DIRECTORS
                               ------------------

     3.1     General  Powers.  All  corporate  powers  shall  be exercised by or
             ---------------
under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act.

     3.2     Number  and  Tenure.  The  Board shall initially be composed of not
             -------------------
less than one (1) nor more than five (5) directors. The number of directors may be changed from time to time by action of the shareholders, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Unless a director dies, resigns, or is removed, he or she shall hold office until the next annual meeting of shareholders or until his or her successor is elected, whichever is later. Directors need not be shareholders of the corporation or residents of the State of Washington.

     3.3     Annual and Regular Meetings.  An annual Board meeting shall be held
             ---------------------------
without notice immediately after and at the same place as the annual meeting of shareholders. A resolution of the Board, or any committee thereof, may specify the time and place either within or without the State of Washington for holding regular meetings thereof without other notice than such resolution.

     3.4     Special  Meetings.  Special  meetings of the Board or any committee
             -----------------
appointed by the Board may be called by or at the request of the Chairman of the Board, the Chief Executive Officer, the President, the Secretary or any one director. The person or persons authorized to call special meetings may fix any place either within or without the State of Washington as the place for holding any special Board meeting called by them.

     3.5     Meetings  by  Telephone.  Members  of  the  Board  or any committee
             -----------------------
designated by the Board may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     3.6     Notice  of  Special Meetings.  Written notice of a special Board or
             ----------------------------
committee meeting stating the place, day and hour of the meeting shall be given to a director at his or her address shown on the records of the corporation. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

          3.6.1     Personal  Delivery.  If delivery is by personal service, the
                    ------------------
notice shall be effective if delivered at such address at least two (2) days before the meeting.

          3.6.2     Delivery  by  Mail.  If  notice  is  delivered  by mail, the
                    ------------------
notice shall be deemed effective if deposited in the official government mail properly addressed with postage pre-paid at least five (5) days before the meeting.

          3.6.3     Delivery  by  Telex or Facsimile.  If notice is delivered by
                    --------------------------------
telex or facsimile, the notice shall be deemed effective if sent and evidenced by transmission receipt or report at least three (3) days before the meeting.

     3.7     Waiver  of  Notice.
             ------------------

          3.7.1     In  Writing.  Whenever any notice is required to be given to
                    -----------
any director under the provisions of these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.
Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the waiver of notice of such meeting.

          3.7.2     By  Attendance.  The  attendance of a director at a Board or
                    --------------
committee meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

     3.8     Quorum.  A  majority of the directors shall constitute a quorum for
             ------
the transaction of business at any Board meeting. A majority of the directors present may adjourn the meeting from time to time without further notice.

     3.9     Manner of Acting.  The act of the majority of the directors present
             ----------------
at a Board or committee meeting at which there is a quorum shall be the act of the Board or of such committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation, or the Washington Business Corporation Act.

     3.10     Presumption of Assent.  A director of the corporation present at a
              ---------------------
Board or committee meeting at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting, or unless such director files a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or forwards such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. A director who voted in favor of such action may not dissent.

     3.11     Action by Board or Committees Without a Meeting.  Any action which
              -----------------------------------------------
could be taken at a meeting of the Board or of any committee appointed by the Board may be taken without a meeting if a written consent setting forth the action so taken is signed by each of the directors or by each committee member. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

     3.12     Resignation.  Any  director  may  resign at any time by delivering
              -----------
written notice to the Chairman of the Board, the Chief Executive Officer, the President, the Secretary or the Board, or to the registered office of the corporation, or by giving oral notice at any meeting of the directors or shareholders. Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     3.13     Removal.  At  a  meeting of shareholders called expressly for that
              -------
purpose, one or more members of the Board (including the entire Board) may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors. If the Articles of Incorporation permit cumulative voting in the election of directors, and if less than the entire Board is to be removed, no one of the directors may be removed if the votes cast against his or her removal would be sufficient to elect such director if then cumulatively voted at an election of the entire Board.

     3.14     Vacancies.  Any  vacancy  occurring  on the Board may be filled by
              ---------
the affirmative vote of all of the remaining directors though less than a quorum of the Board. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by the Board for a term of office continuing only until the next election of directors by the shareholders.

     3.15     Compensation.  By  Board  resolution,  directors may be paid their
              ------------
expenses, if any, of attendance at each Board meeting, or a fixed sum for attendance at each Board meeting, or a stated salary as a director, or a combination of the foregoing. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV
                                    OFFICERS
                                    --------

     4.1     Number.  The officers of the corporation shall be a Chief Executive
             ------
Officer, President and a Secretary, each of whom shall be elected by the Board. The Board may also elect a Vice President and a Treasurer, as well as other officers and assistant officers, including a Chairman of the Board as may be elected or appointed by the Board, such officers and assistant officers to hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as may be provided by resolution of the Board. Any officer may be assigned by the Board any additional title that the Board deems appropriate. The Board may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person.

     4.2     Election and Term of Office.  The officers of the corporation shall
             ---------------------------
be elected annually by the Board at the Board meeting held after the annual meeting of the shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as a Board meeting conveniently may be held. Unless an officer dies, resigns, or is removed from office, he or she shall hold office until the next annual meeting of the Board or until his or her successor is elected.

     4.3     Resignation.  Any  officer  may  resign  at  any time by delivering
             -----------
written notice to the Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Secretary or the Board, or by giving oral notice at any meeting of the Board. Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     4.4     Removal.  Any  officer  or  agent elected or appointed by the Board
             -------
may be removed by the Board whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     4.5     Vacancies.  A  vacancy  in  any  office  created  by  the  death,
             ---------
resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board for the unexpired portion of the term or for a new term established by the Board.

     4.6     Chief  Executive  Officer.  The  Chief Executive Officer shall have
             -------------------------
authority over the President and other officers and preside over meetings of the Board and shareholders and, subject to the Board's control, shall supervise and control all of the assets, business and affairs of the corporation. The Chief Executive Officer or the President may sign certificates for shares of the corporation, deeds, mortgages, bonds, contracts, or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these Bylaws to some other officer or agent of the corporation or are required by law to be otherwise signed or executed by some other officer or in some other manner. In general, the Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer, and such other duties as are prescribed by the Board from time to time.

     4.7     President.  The  President shall preside over meetings of the Board
             ---------
and shareholders and, subject to the Board's control, shall supervise and control all of the assets, business and affairs of the corporation. The President may sign certificates for shares of the corporation, deeds, mortgages, bonds, contracts, or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these Bylaws to some other officer or agent of the corporation or are required by law to be otherwise signed or executed by some other officer or in some other manner. In general, the President shall perform all duties incident to the office of President, and such other duties as are prescribed by the Board from time to time.

     4.8     Vice  President.  Except  as  otherwise  provided  herein,  in  the
             ----------------
absence of the President or his inability to act, the senior Vice President shall act in his place and stead and shall have all the powers and authority of the President, except as limited by resolution of the Board of Directors.

     4.9     Secretary.  The  Secretary shall:  (a) keep the minutes of meetings
             ---------
of the shareholders and the Board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records of the corporation; (d) keep registers of the post office address of each shareholder and Director; (e) sign certificates for shares of the corporation; (f) have general charge of the stock transfer books of the corporation; (g) sign, with the Chief Executive Officer, the President, or other officer authorized by the Chief Executive Officer, the President or the Board, deeds, mortgages, bonds, contracts, or other instruments; and (h) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Chief Executive Officer, the President or by the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

     4.10     Treasurer.  The  Treasurer shall have the custody of the corporate
              ---------
funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all monies and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, the Chairman of the board (if there is one), or the Chief Executive Officer, the President, taking proper vouchers for such disbursements. He shall render to the Chairman of the board (if there is one), the Chief Executive Officer, the President and the Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, and to the shareholders at the annual meeting of the shareholders, an account of all his transactions as treasurer and of the financial condition of the corporation. If required by the Board of Directors he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the board shall prescribe. The Treasurer shall also perform such other duties as may be assigned to him by the Chairman of the board (if there is one), the Chief Executive Officer, the President or the Board of Directors.

                                    ARTICLE V
                      CONTRACTS, LOANS, CHECKS AND DEPOSITS
                      -------------------------------------

     5.1     Contracts.  The  Board  may  authorize  any officer or officers, or
             ---------
agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

     5.2     Loans.  No  loans  shall be contracted on behalf of the corporation
             -----
and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances. No loans shall be made by the corporation secured by its shares.

     5.3     Loans  to  Officers  and  Directors.  No loans shall be made by the
             -----------------------------------
corporation to its officers or directors, unless first approved by the holders of at least two-thirds of the outstanding shares.

     5.4     Checks,  Drafts,  etc.  All  checks, drafts or other orders for the
             ---------------------
payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

     5.5     Deposits.  All  funds  of  the  corporation  not otherwise employed
             --------
shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.

                                   ARTICLE VI
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER
                   ------------------------------------------

     6.1     Issuance  of  Shares.  No shares of the corporation shall be issued
             --------------------
unless authorized by the Board, which authorization shall include the maximum number of shares to be issued and the consideration to be received for each share.

     6.2     Certificates  for  Shares.  Certificates representing shares of the
             -------------------------
corporation shall be signed by the President or Chief Executive Officer and the Secretary and shall include on their face written notice of any restrictions which may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

     6.3     Stock  Records.  The  stock  transfer  books  shall  be kept at the
             --------------
registered office or principal place of business of the corporation or at the office of the corporation's transfer agent or registrar. The name and address of the person to whom the shares represented thereby are issued, together with the class, number of shares and date of issue, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

     6.4     Restrictions  on  Transfer.  Except  to  the  extent  that  the
             --------------------------
corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, all certificates representing shares of the corporation shall bear the following legend on the face of the certificate or on the reverse of the certificate if the reference to the legend is contained on the face:

     The securities evidenced by this Certificate have not been registered under the Securities Act of 1933 or any applicable state law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities or (b) this corporation receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for this corporation) stating that such transaction is exempt from registration or (c) this corporation otherwise satisfies itself that such transaction is exempt from registration.

     6.5     Transfer  of  Shares.  The  transfer  of  shares of the corporation
             --------------------
shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

     6.6     Lost  or  Destroyed Certificates.  In the case of a lost, destroyed
             --------------------------------
or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.

                                   ARTICLE VII
                                BOOKS AND RECORDS
                                -----------------

     The corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its shareholders and Board and such other records as may be necessary or advisable.

                                  ARTICLE VIII
                                 ACCOUNTING YEAR
                                 ---------------

     The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected for purposes of federal income taxes, the accounting year shall be the year so selected.

                                   ARTICLE IX
                                      SEAL
                                      ----

     The seal of the corporation shall consist of the name of the corporation, the state of its incorporation and the year of its incorporation.

                                    ARTICLE X
                                 INDEMNIFICATION
                                 ---------------

     To the full extent permitted by the Washington Business Corporation Act, the corporation shall indemnify any person made or threatened to be made a party to any proceeding (whether brought by or in the right of the corporation or otherwise) by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, against judgments, penalties, fines, settlements and reasonable expenses (including attorneys' fees), actually incurred by him or her in connection with such proceeding; and the Board may, at any time, approve indemnification of any other person which the corporation has the power to indemnify under the Washington Business Corporation Act. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which a person may be entitled as a matter of law or by contract or by vote of the Board or its shareholders. The corporation may purchase and maintain indemnification insurance for any person to the extent provided by applicable law. Any indemnification of a Director pursuant to this article, including any payment or reimbursement of expenses, shall be reported to the shareholders with the notice of the next meeting of shareholders or prior thereto in a written report containing a brief description of the proceedings involving the director being indemnified and the nature and extent of such indemnification.

                                   ARTICLE XI
                                   AMENDMENTS
                                   ----------

     These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board. The shareholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the shareholders.

     The foregoing Bylaws were adopted by the Board of Directors on ___________________________, 2000.


                              By:
                                  --------------------------------
                              Its:
                                  --------------------------------